UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-23201

                    Versus Capital Real Assets Fund LLC

(Exact name of registrant as specified in charter)

5555 DTC Parkway, Suite 330

                             Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Mark D. Quam

c/o Versus Capital Advisors LLC

5555 DTC Parkway, Suite 330

                    Greenwood Village, CO 80111

(Name and address of agent for service)

COPY TO:

David C. Sullivan, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Registrant’s telephone number, including area code:     (877) 200-1878

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

VERSUS CAPITAL

REAL ASSETS FUND LLC

Annual Report

March 31, 2021

VERSUS CAPITAL ADVISORS LLC

This report is for shareholders of Versus Capital Real Assets Fund LLC. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund. Shares of the Fund are distributed by Foreside Funds Distributors LLC, Berwyn, Pennsylvania.

Important Information:

Intent to adopt alternate shareholder report delivery option under SEC Rule 30e-3

Beginning in April, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https:// www.versuscapital.com/investment-funds/vcrrx), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as an investment adviser, broker, bank or trust company) or, if you are a direct investor, by calling the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you may call the Fund (toll-free) at (877) 200-1878 or by sending an email request to the Fund at info@versuscapital.com to let the Fund know you wish to continue receiving paper copies of your reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held in your account if you invest directly with the Fund.

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Notice

This notice describes the Fund’s privacy policy. The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information (“Personal Information”) for business purposes, such as to process requests and transactions, to maintain accounts, and to provide customer service. Personal Information is obtained from the following sources.

•	Investor applications and other forms, which may include your name(s), address, social security number or tax identification number;

•	Written and electronic correspondence, including telephone contacts; and

•

Transaction history, including information about the Fund’s transactions and balances in your accounts with the Fund or its affiliates or other holdings of the Fund and any affiliation with the Adviser and its subsidiaries.

The Fund limits access to Personal Information to those employees and service providers who need to know that information for business purposes. Employees are required to maintain and protect the confidentiality of Personal Information. The Adviser, on behalf of the Fund, maintains written policies and procedures that address physical, electronic and administrative safeguards designed to protect Personal Information.

The Fund may share Personal Information described above with the Adviser and its various other affiliates or service providers for business purposes, such as to facilitate the servicing of accounts. The Fund may share the Personal Information described above for business purposes with a non-affiliated third party only as authorized by exceptions to Regulation S-P’s opt-out requirements, for example, if it is necessary to effect, administer, or enforce a transaction that an investor requests or authorizes; (ii) in connection with processing or servicing a financial product or service an investor requests or authorizes; and (iii) in connection with maintaining or servicing the investor’s account with the Fund. The Fund also may disclose Personal Information to regulatory authorities or otherwise as permitted by law. The Fund endeavors to keep its customer files complete and accurate. The Fund should be notified if any information needs to be corrected or updated.

VERSUS CAPITAL REAL ASSETS FUND LLC

Shareholder Letter

March 31, 2021 (Unaudited)

Dear Shareholders,

As always, we are grateful for the trust you place in us and the privilege to invest on your behalf. The last twelve months have been dominated by the global pandemic that drastically impacted nearly every aspect of our lives.

The pandemic caused nearly unprecedented volatility and disruption in the global economy and served as the first major test to VCRRX’s investment thesis. We are happy to say that the Fund performed in line with our expectations and delivered limited downside and income durability throughout the crisis. For the fiscal year of 2021, the Fund’s four investment verticals (infrastructure equity, infrastructure debt, farmland, and timberland) delivered positive returns resulting in a 9.35% return for VCRRX.

Infrastructure was the sector most impacted by the pandemic, and transportation assets in particular faced challenges. Airports were the most impacted transportation sector, but other transportation assets like seaports and toll roads also felt the effects of an economy that came to an abrupt halt. As conditions improved in the latter half of the year, these assets regained some of their earlier losses. Additionally, oil and gas and midstream assets within the portfolio were marked down as a supply glut of oil combined with a sharp decline in travel sent oil prices to record lows. This sector also bounced back in the second half of the year. The volatility of these sectors was offset by steady performance from other infrastructure sectors, namely non-GDP sensitive areas like utilities.

Farmland assets also held up well as food consumption remained relatively unchanged. Farmers were deemed “essential workers” and were able to operate their farms throughout the pandemic. Strong government subsidies and a resumption of trade between the US and China also helped the sector weather the crisis.

Timberland assets were also steady throughout the year despite shutdowns of several mills affecting demand for timber. Shuttering mills proved to be a poor decision as homeowners “sheltering at home” took to home improvement projects, restaurant owners adapted outside space for patrons, and home builders could not keep up with the demand from city dwellers considering a change of scenery. The demand surprise coupled with constricted supply caused an unprecedented spike in lumber prices. Many of the mills reopened in the second half of the year to meet the rise in lumber demand, and all-time-high prices for lumber should be beneficial for timber demand going forward.

As the Fund concluded its fiscal year ended March 31, 2021, it managed to deliver strong current income and risk mitigation despite the challenges presented by the pandemic. As of March 31, 2021, VCRRX was up +1.64% for the quarter and +9.35% for the trailing one-year period. While the custom Real Assets Index outperformed VCRRX over these shorter time periods, the Fund’s standard deviation (a measure of risk) of 3.11 has been less than one-third the standard deviation of the custom index at 10.04 since inception on September 18, 2017 through March 31, 2021. VCRRX’s Sharpe Ratio, a measure of risk-adjusted returns, of 0.70 since inception was higher than broadly used equity (MSCI ACWI), bond (BBgBarc US Agg Bond), and alternative (Multialternative Fund Category) indices, and was more than double that of the custom Real Assets Index of 0.27. (See end notes for index descriptions and definitions. It is not possible to invest in an index).

Performance Disclosure: Quoted performance is net of all fees and expenses. Past performance does not guarantee future results. The performance data quoted represents past performance and future returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance data current to the most recent month end may be obtained by calling 877-200-1878.

With a track record of over three years and a proven ability to successfully navigate a significant downturn in the economy and financial markets, we think the case for investing in institutional private real assets continues to grow. Additionally, the prospect of rising inflation further strengthens the case for real assets investments which have historically provided a strong inflation hedge.

In closing, on behalf of myself and our employees, our best wishes to you and your loved ones for good health and safety as the world begins to return to normal. We consider it a privilege to invest on your behalf. Thank you for your continued partnership.

Sincerely,

Mark Quam

Chief Executive Officer Versus

Capital Advisors LLC

Definitions & Index Descriptions

Real Assets Index - a custom blended index broadly covering the global real assets equity, debt and commodity markets. The blended index is composed of: 26.67% Dow Jones Brookfield Global Infrastructure Composite Index, 10.00% S&P Global Large MidCap Commodity and Resources Index, 3.33% S&P Global Timber & Forestry Index, 13.33% Dow Jones Commodity Index, 20.00% Dow Jones Brookfield Global Infrastructure Broad Market Corporate Bond Index, 20.00% S&P Global Large MidCap Commodity and Resources Corporate Bond Index, 6.67% S&P Global Developed Sovereign Inflation-Linked Bond (USD Index).

US Bonds - BBgBarc US Agg Bond Index is an unmanaged index representing more than 5,000 taxable government, investment-grade corporate and mortgage-backed securities, and is generally considered a barometer of the US bond market.

VERSUS CAPITAL REAL ASSETS FUND LLC

Shareholder Letter

March 31, 2021 (Unaudited) (continued)

MSCI ACWI Index is a commonly followed equity index that captures large and mid cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. With 2,844 constituents, the index covers approximately 85% of the global investable equity opportunity set.

Multialternative Fund Category (Morningstar) - these funds offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%.

Sharpe Ratio – is calculated using the annualized total return, the annualized risk-free rate (i.e. Short Term U.S. Treasury Bonds) and the annualized standard deviation since inception. The Sharpe Ratio is a measure of risk-adjusted returns.

Volatility or Standard Deviation – A measurement of the dispersion of returns around the mean return. As the standard deviation increases, the annual variation in returns also increases.

An investment in the Fund is subject to a high degree of risk. These risks include, but are not limited to, the following: Real Assets entails special risks, including tenant default, environmental problems, and adverse changes in local economies. The Fund is “non-diversified” under the Investment Company Act of 1940. Changes in the market value of a single holding may cause greater fluctuation in the Fund’s net asset value than in a “diversified” fund. The Fund is not intended as a complete investment program but instead as a way to help investors diversify into real assets. Diversification does not ensure a profit or guarantee against a loss. A multi-manager strategy involves certain risks. For example, it is possible that some Investment Managers may take similar market positions, thereby interfering with the Fund’s investment goal. The Fund and underlying Investment Managers may borrow as an investment strategy, up to one third of the Fund’s gross asset value. Borrowing presents opportunities to increase the Fund’s return, but potentially increases the losses as well. The Adviser and Investment Managers manage portfolios for themselves and other clients. A conflict of interest between the Fund and these other parties may arise which could disadvantage the Fund. For example, a suitable but limited investment opportunity might be allocated to another client rather than to the Fund. The Fund does not intend to list its Shares on any securities exchange during the offering period, and a secondary market in the Shares is not expected to develop. There is no guarantee that shareholders will be able to sell all of their tendered shares during a quarterly repurchase offer. An investment is not suitable for investors that require liquidity, other than through the Fund’s repurchase policy. You should not expect to be able to sell your Shares other than through the Fund’s repurchase policy, regardless of how the Fund performs.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

Versus Capital Real Assets Fund LLC

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities of Versus Capital Real Assets Fund LLC (the “Fund”), including the portfolio of investments, as of March 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from September 18, 2017 (inception) to March 31, 2018, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations and its cash flows for the year then ended and its financial highlights for each of the three years in the period then ended and for the period from September 18, 2017 (inception) to March 31, 2018, in conformity with accounting principles generally accepted in the United States of America.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, underlying fund managers and brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ GRANT THORNTON LLP

We have served as the auditor of one or more investment companies in the Fund’s investment company group since 2011.

Chicago, Illinois

May 27, 2021

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2021

Shares		Value

Private Investment Funds(a) - 66.0%
	Diversified - 66.0%
32,131,871	AMP Capital Diversified Infrastructure Trust	$26,024,597
—	AMP Capital Infrastructure Debt Fund III(b)	21,541,416
16,923	Blackstone Infrastructure Partners LP	18,900,000
136,065	BTG Pactual Open Ended Core US Timberland Fund LP(c)(d)	165,884,689
—	Ceres Farmland Holdings LP(e)(f)	137,299,951
24,112,380	Global Diversified Infrastructure Fund	40,267,433
49,115	Hancock Timberland and Farmland Fund LP(e)	50,985,194
146,376	Harrison Street Social Infrastructure Fund LP(e)(g)	170,282,482
64,592	IFC Core Farmland Fund LP(d)(h)	65,899,602
—	IFM Global Infrastructure Fund (Offshore) LP(i)	56,569,500
—	IFM US Infrastructure Debt Fund, LP(j)	14,072,691
57,078,123	IIF Hedged LP	55,041,005
80,774	Jamestown Timberland Fund(d)(h)	93,873,183
14,045	Nuveen - Global Farmland Fund	13,841,140
—	RMS Evergreen Forestland Fund LP(e)(k)	78,526,400
22,579	UBS AgriVest Farmland Fund, Inc.(e)	45,567,077
67,076	US Core Farmland Fund LP(d)(h)	83,301,089
—	Versus Capital Real Assets Sub-REIT LLC(d)(l)(m)(n)	38,858,591
—	Versus Capital Real Assets Sub-REIT II LLC(d)(l)(m)	62,419,675

	Total Private Investment Funds	1,239,155,715

	(Cost $1,138,680,870)

Common Stocks - 19.6%
	Agricultural Biotech - 0.2%
70,480	Corteva, Inc.	3,285,778

	Agricultural Chemicals - 0.1%
39,167	Nutrien, Ltd.	2,110,710

	Agricultural Operations - 0.4%
71,298	Archer-Daniels-Midland Co.	4,063,986
51,412	Bunge, Ltd.	4,075,429

		8,139,415

	Airport Development/Maintenance - 1.5%
51,200	Flughafen Zurich AG (n)	8,423,857
69,800	Fraport AG Frankfurt Airport Services Worldwide (n)	4,240,800
621,231	Grupo Aeroportuario Del Pacifico SAB de CV (n) .	6,484,789
332,900	Hainan Meilan International Airport Co., Ltd. (n)	1,456,223
1,437,268	Sydney Airport (n)	6,791,437

		27,397,106

	Building & Construction-Miscellaneous - 0.3%
138,458	Ferrovial SA	3,618,038
24,887	Louisiana-Pacific Corp.	1,380,233

		4,998,271

	Building Production-Wood - 0.0%
23,213	Stella-Jones, Inc.	941,672

	Building-Heavy Construction - 0.4%
79,352	Cellnex Telecom SA, 144A	4,574,500
19,511,700	China Tower Corp., Ltd., 144A	2,897,187

		7,471,687

Shares		Value
	Chemicals-Diversified - 0.2%
30,021	FMC Corp.	$3,320,623

	Chemicals-Plastics - 0.2%
1,311,400	Orbia Advance Corp. SAB de CV	3,496,724

	Chemicals-Specialty - 0.4%
5,188	Balchem Corp.	650,627
23,856	Koninklijke DSM NV	4,033,055
36,617	Novozymes A/S	2,343,001

		7,026,683

	Containers-Paper/Plastic - 0.8%
226,032	Graphic Packaging Holding Co.	4,104,741
672,400	Klabin SA (n)	3,287,546
12,888	Packaging Corp. of America	1,733,178
12,343	SIG Combibloc Group AG	285,186
9,536	Sonoco Products Co.	603,629
81,667	Westrock Co.	4,250,767

		14,265,047

	Electric-Distribution - 1.1%
939,769	National Grid PLC	11,155,602
77,900	Sempra Energy	10,327,982

		21,483,584

	Electric-Generation - 0.3%
20,178	Albioma SA	988,904
293,900	Engie SA (n)	4,174,945

		5,163,849

	Electric-Integrated - 4.9%
101,808	Ameren Corp.	8,283,099
426,886	CLP Holdings, Ltd.	4,156,459
98,846	CMS Energy Corp.	6,051,352
119,408	Duke Energy Corp.	11,526,454
75,563	Entergy Corp.	7,516,252
96,800	Evergy, Inc.	5,762,504
250,448	FirstEnergy Corp.	8,688,041
1,266,800	Hera SPA	4,857,526
251,076	NextEra Energy, Inc.	18,983,856
865,199	PG&E Corp. (n)	10,131,480
148,678	RWE AG	5,834,390

		91,791,413

	Electronic Measurement Instrument - 0.2%
44,748	Trimble, Inc. (n)	3,480,947

	Fisheries - 0.5%
42,887	Bakkafrost P/F	3,406,930
270,574	Leroy Seafood Group ASA	2,312,577
92,889	Mowi ASA	2,307,056
33,367	Salmar ASA	2,301,554

		10,328,117

	Food-Meat Products - 0.1%
106,034	Maple Leaf Foods, Inc.	2,417,342

	Food-Miscellaneous/Diversified - 0.1%
18,902	Kerry Group, PLC	2,360,653

	Forestry - 0.2%
21,137	Holmen AB	927,867
30,419	Interfor Corp. (n)	685,014

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2021 (continued)

Shares		Value
	Forestry - (continued)
25,215	West Fraser Timber Co., Ltd.	$1,814,027

		3,426,908

	Gas-Distribution - 0.5%
770,629	China Gas Holdings, Ltd.	3,163,959
246,436	NiSource, Inc.	5,941,572

		9,105,531

	Machinery-Farm - 0.5%
29,995	AGCO Corp.	4,308,782
8,946	Deere & Co.	3,347,056
99,100	Kubota Corp.	2,260,667

		9,916,505

	Medical-Drugs - 0.1%
17,697	Zoetis, Inc.	2,786,924

	Paper & Related Products - 0.9%
55,606	BillerudKorsnas AB	1,034,277
120,993	Cascades, Inc.	1,514,458
37,591	Domtar Corp. (n)	1,388,987
41,866	Mondi PLC	1,076,078
5,565	Neenah, Inc.	285,930
36,700	Nippon Paper Industries Co., Ltd.	440,219
213,900	Oji Holdings Corp.	1,386,924
58,610	Smurfit Kappa Group PLC	2,750,011
132,751	Stora Enso Oyj	2,476,465
56,300	Suzano SA (n)	688,265
54,193	Svenska Cellulosa AB SCA	959,221
91,879	UPM-Kymmene Oyj	3,301,927

		17,302,762

	Pastoral & Agricultural - 0.2%
52,744	Darling Ingredients, Inc. (n)	3,880,904

	Pipelines - 1.8%
67,800	Cheniere Energy, Inc. (n)	4,882,278
371,400	Enbridge, Inc.	13,529,635
357,600	Kinder Morgan, Inc.	5,954,040
125,800	ONEOK, Inc.	6,373,028
134,100	Pembina Pipeline Corp.	3,873,502

		34,612,483

	Public Thoroughfares - 1.1%
445,784	Atlantia SpA (n)	8,342,506
346,441	Promotora y Operadora de Infraestructura SAB de CV	2,644,135
881,586	Transurban Group	8,962,394

		19,949,035

	Rubber/Plastic Products - 0.1%
40,696	Raven Industries, Inc	1,559,878

	Transport-Rail - 1.8%
19,200	Canadian Pacific Railway, Ltd.	7,333,492
89,300	CSX Corp.	8,610,306
102,000	East Japan Railway Co.	7,252,951
210,400	Getlink SE (n)	3,225,328
427,791	MTR Corp., Ltd.	2,433,052
1,345,296	Rumo SA (n)	4,816,024

		33,671,153

	Water - 0.7%
37,200	American Water Works Co., Inc.	5,577,024

Shares		Value

	Water - (continued)
1,584,000	Guangdong Investment, Ltd.	$2,588,061
341,034	United Utilities Group PLC	4,357,867
		12,522,952

	Total Common Stocks	368,214,656

	(Cost $343,108,923)

Real Estate Investment Trust - 1.4%
	REITS-Diversified - 1.4%
82,000	Crown Castle International Corp., REIT	14,114,660
47,399	PotlatchDeltic Corp., REIT	2,508,355
77,977	Rayonier, Inc., REIT	2,514,758
11,600	SBA Communications Corp.	3,219,580
97,854	Weyerhaeuser Co., REIT	3,483,602
		25,840,955

	Total Real Estate Investment Trust	25,840,955

	(Cost $25,320,032)

Par
Corporate Debt - 3.3%

	Cable/Satellite TV - 0.2%
$600,000	Cable One, Inc., 144A, 4.00%, 11/15/2030	594,645
1,125,000	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A, 4.75%, 3/1/2030	1,167,188
325,000	Cox Communications, Inc., 144A, 3.50%, 8/15/2027	353,484
1,000,000	CSC Holdings, LLC, 144A, 5.50%, 4/15/2027	1,051,350

		3,166,667

	Cellular Telecom - 0.1%
1,025,000	T-Mobile USA, Inc., 4.75%, 2/1/2028	1,091,131

	Electric-Distribution - 0.0%
675,000	Sempra Energy, 4.88%, 10/15/2069	723,938

	Electric-Generation - 0.1%
325,000	Emera US Finance LP, 3.55%, 6/15/2026	352,658
700,000	Pattern Energy Operations LP / Pattern Energy Operations, Inc., 144A, 4.50%, 8/15/2028	712,687

		1,065,345

	Electric-Integrated - 0.4%
625,000	AES Corp., 144A, 2.45%, 1/15/2031	598,065
450,000	American Electric Power Co., Inc., 4.30%, 12/1/2028	506,350
650,000	CMS Energy Corp., 4.75%, 6/1/2050	703,625
525,000	Dominion Energy, Inc., 4.65%, 6/15/2069	554,032
325,000	DTE Energy Co., 3.80%, 3/15/2027	358,219
250,000	Duke Energy Corp., 4.88%, 3/16/2069	264,750
625,000	Emera, Inc., 6.75%, 6/15/2076	711,409

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2021 (continued)

Per		Value
	Electric-Integrated - (continued)
$1,000,000	Evergy, Inc., 2.90%, 9/15/2029	$1,020,991
1,000,000	FirstEnergy Corp., 4.40%, 7/15/2027	1,076,134
475,000	NextEra Energy Capital Holdings, Inc., 3L + 2.13%, 2.31%, 6/15/2067(o)	438,775
830,000	Pacific Gas and Electric Co., 2.50%, 2/1/2031	783,780
475,000	Southern Co., 3.70%, 4/30/2030	514,018
75,000	Talen Energy Supply, LLC, 144A, 6.63%, 1/15/2028	75,141

		7,605,289

	Gas-Distribution - 0.0%
500,000	NiSource, Inc., 2.95%, 9/1/2029	515,592

	Independent Power Producer - 0.1%
700,000	Calpine Corp., 144A, 5.13%, 3/15/2028	704,246
743,000	Clearway Energy Operating, LLC, 144A, 3.75%, 2/15/2031	714,677
725,000	NRG Energy, Inc., 144A, 2.45%, 12/2/2027	721,067

		2,139,990

	Internet Telephony - 0.0%
475,000	Cablevision Lightpath, LLC, 144A, 3.88%, 9/15/2027	470,844

	Machinery-Construction & Mining - 0.0%
82,000	Terex Corp., 144A, 5.00%, 5/15/2029	84,989

	Non-hazardous Waste Disposal - 0.0%
500,000	Republic Services, Inc., 3.20%, 3/15/2025	536,440

	Oil Refining & Marketing - 0.0%
245,000	Parkland Corp., 144A, 6.00%, 4/1/2026	256,680
246,000	4.50%, 10/1/2029	246,922

		503,602

	Pipelines - 1.9%
275,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.38%, 9/15/2024	277,922
85,000	Blue Racer Midstream, LLC / Blue Racer Finance Corp., 144A, 6.63%, 7/15/2026	87,550
350,000	Buckeye Partners LP, 4.13%, 12/1/2027	346,719
350,000	Cheniere Energy, Inc., 144A, 4.63%, 10/15/2028	363,927
275,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144A, 5.63%, 5/1/2027	270,703
175,000	DCP Midstream Operating LP, 5.38%, 7/15/2025	189,963

Per		Value
	Pipelines - (continued)
$375,000	Energy Transfer Operating LP, 3L + 3.02%, 3.19%, 11/1/2066(o)	$261,844
325,000	4.75%,1/15/2026	361,085
275,000	6.75%, 5/15/2069	263,656
275,000	7.13%, 5/15/2069	268,620
375,000	EnLink Midstream, LLC, 5.38%, 6/1/2029	351,328
425,000	Enterprise Products Operating, LLC, 2.80%, 1/31/2030	439,301
10,100,000	EPIC Y-Grade Services LP, 3L + 6.00%, 7.00%, 6/30/2027(o)	8,787,000
455,000	EQM Midstream Partners LP, 144A, 4.50%, 1/15/2029	444,232
350,000	Genesis Energy LP / Genesis Energy Finance Corp., 6.50%, 10/1/2025	343,744
55,000	8.00%, 1/15/2027	55,792
350,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/2027	369,906
533,000	Holly Energy Partners LP / Holly Energy Finance Corp., 144A, 5.00%, 2/1/2028	540,822
130,000	Kinder Morgan, Inc., 4.30%, 3/1/2028	145,520
425,000	NuStar Logistics LP, 5.75%, 10/1/2025	455,608
350,000	ONEOK, Inc., 3.10%, 3/15/2030	352,839
9,062,500	Paradigm Midstream LLC, L + 5.25%, 5.36%, 9/5/2024(o)	5,913,281
650,000	Plains All American Pipeline LP, 6.13%, 11/15/2069	529,789
3,527,594	Seaport Financing LLC, L + 5.50%, 5.61%, 10/31/2025(m)(o)	3,509,956
212,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A, 6.00%, 12/31/2030	209,880
600,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp., 5.38%, 2/1/2027	623,628
275,000	TransCanada PipeLines, Ltd., 3L + 2.21%, 2.40%, 5/15/2067(o)	222,779
600,000	Western Midstream Operating LP, 4.75%, 8/15/2028	628,500
10,264,176	Woodford Express LLC, 3L + 5.00%, 6.00%, 1/27/2025(o)	9,386,589

		36,002,483

	REITS-Diversified - 0.2%
825,000	American Tower Corp., 3.60%, 1/15/2028	891,832
825,000	Crown Castle International Corp., 3.80%, 2/15/2028	899,798
325,000	Digital Realty Trust LP, 3.70%, 8/15/2027	358,575
150,000	3.60%, 7/1/2029	161,346
500,000	Equinix, Inc., 5.38%, 5/15/2027	537,803

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2021 (continued)

Per		Value
	REITS-Diversified - (continued)
$625,000	SBA Communications Corp., 3.88%, 2/15/2027	$639,656

		3,489,010

	Rental Auto/Equipment - 0.1%
400,000	Ashtead Capital, Inc., 144A, 4.25%, 11/1/2029	429,844
500,000	United Rentals North America, Inc., 5.50%, 5/15/2027	534,187

		964,031

	Retail-Propane Distribution - 0.0%
100,000	Ferrellgas LP / Ferrellgas Finance Corp., 144A, 5.38%, 4/1/2026	99,580

	Telephone-Integrated - 0.2%
475,000	AT&T, Inc., 3.80%, 2/15/2027	525,831
425,000	Consolidated Communications, Inc., 144A, 6.50%, 10/1/2028	459,693
695,000	Frontier Communications Corp., 144A, 5.00%, 5/1/2028	709,077
1,050,000	Level 3 Financing, Inc., 144A, 4.63%, 9/15/2027	1,082,513
450,000	Verizon Communications, Inc., 4.33%, 9/21/2028	515,524
550,000	Zayo Group Holdings, Inc., 144A, 4.00%, 3/1/2027	541,093

		3,833,731

	Transport-Rail - 0.0%
500,000	Union Pacific Corp., 2.75%, 3/1/2026	530,287

	Total Corporate Debt	62,822,949

	(Cost $67,574,952)

Private Debt - 2.7%
50,000,000	Blackstone CQP Common Holdco LP, 3L +5.0%, 5.25%, 9/30/2024 (a)(m)(o)	50,695,000

	(Cost $50,946,409)

Shares
Short-Term Investments - 7.2%
134,377,467	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 0.01%	134,377,467

	(Cost $134,377,467)

	Total Investments - 100.2%	1,881,106,742

	(Cost $1,760,008,653)
	Liabilities in excess of
	Other Assets - (0.2)%	(4,550,658)

	Net Assets - 100.0%	$1,876,556,084

(a)	Restricted Securities.
(b)	Partnership is not designated in units. The Fund owns approximately 1.4% of this fund.
(c)	The Fund owns more than 25% of the Private Investment Fund, but has contrac-
tually limited its voting interests to less than 5% of total voting interests.
(d)	Affiliated issuer.
(e)	The Fund owns more than 5% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(f)	Partnership is not designated in units. The Fund owns approximately 17.5% of this fund.
(g)	Affiliated issuer during the period but not at March 31, 2021.
(h)

The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests. (i) Partnership is not designated in units. The Fund owns approximately 0.2% of this Fund.

(j)	Partnership is not designated in units. The Fund owns approximately 4.1% of this Fund.
(k)	Partnership is not designated in units. The Fund owns approximately 11.6% of this Fund.
(l)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.
(m)	Security value was determined by using significant unobservable inputs. (n) Non-income producing security.
(o)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

Portfolio Abbreviations:

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

144A – Rule 144A Security

L – 30 Day London Inter-bank Offered Rate

3L – 3 Month London Inter-bank Offered Rate

Currencies:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP – United Kingdom Pound Sterling

JPY – Japanese Yen

NZD – New Zealand Dollar

SEK – Swedish Krona

USD – United States Dollar

Industry	% of Net Assets

Diversified	66.0%
Short-Term Investments	7.2%
Electric-Integrated	5.3%
Pipelines	3.7%
Private Debt	2.7%
Transport-Rail	1.8%
REITS-Diversified	1.6%
Airport Development/Maintenance	1.5%
Electric-Distribution.	1.1%
Public Thoroughfares	1.1%
All Other Industries	8.2%
Liabilities in excess of Other Assets	(0.2)%

Other Assets	100.0%

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Portfolio of Investments – March 31, 2021 (continued)

Forward foreign currency contracts as of March 31, 2021 were as follows:

Currency Purchased	Currency Amount Purchased	Currency Sold	Currency Amount Sold	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	152,588	AUD	197,027	JP Morgan	4/20/21	$2,919	$—
USD	350,545	AUD	453,675	HSBC Bank USA	4/20/21	5,918	—
AUD	197,027	USD	152,989	JP Morgan	4/20/21	—	3,320
AUD	453,675	USD	352,111	HSBC Bank USA	4/20/21	—	7,483
USD	624,855	CAD	793,587	HSBC Bank USA	4/20/21	—	6,658
CAD	793,588	USD	628,081	HSBC Bank USA	4/20/21	3,431	—
USD	233,564	DKK	1,427,834	HSBC Bank USA	4/20/21	8,393	—
DKK	1,427,834	USD	229,667	HSBC Bank USA	4/20/21	—	4,496
USD	46,900	EUR	39,145	JP Morgan	4/20/21	976	—
USD	2,044,302	EUR	1,688,431	HSBC Bank USA	4/20/21	63,457	—
EUR	39,145	USD	46,851	JP Morgan	4/20/21	—	927
EUR	1,688,431	USD	2,022,968	HSBC Bank USA	4/20/21	—	42,123
USD	40,832	GBP	30,040	JP Morgan	4/20/21	—	585
USD	613,876	GBP	451,662	HSBC Bank USA	4/20/21	—	8,826
GBP	30,040	USD	41,982	JP Morgan	4/20/21	—	566
GBP	451,662	USD	631,065	HSBC Bank USA	4/20/21	—	8,362
USD	217,762	JPY	22,589,641	JP Morgan	4/20/21	13,702	—
JPY	22,589,641	USD	208,243	JP Morgan	4/20/21	—	4,183
USD	143,388	NZD	200,258	JP Morgan	4/20/21	3,533	—
USD	445,327	NZD	622,808	HSBC Bank USA	4/20/21	10,374	—
NZD	200,257	USD	144,322	JP Morgan	4/20/21	—	4,468
NZD	622,808	USD	448,721	HSBC Bank USA	4/20/21	—	13,768
USD	90,424	SEK	757,093	HSBC Bank USA	4/20/21	3,719	—
SEK	757,093	USD	89,346	HSBC Bank USA	4/20/21	—	2,640

						$116,422	$108,405

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Assets and Liabilities

March 31, 2021

ASSETS:
Investments:
Non-affiliated investment in securities at cost	$1,151,298,772
Non-affiliated investment net unrealized appreciation	49,288,659

Total non-affiliated investment in securities, at fair value	1,200,587,431

Affiliated investment in securities at cost	608,709,881
Affiliated investment net unrealized appreciation	71,809,430

Total affiliated investment in securities, at fair value	680,519,311

Cash	1,075,911
Foreign Currency (Cost $3,373,412)	3,361,006
Unrealized appreciation on forward foreign currency exchange contracts (a)	116,422
Receivables for:
Dividends and interest	5,559,638
Fund shares sold	6,889,450
Reclaims	225,872

Total receivables	12,674,960
Prepaid expenses	49,569

Total Assets	1,898,384,610

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts (a)	108,405
Payables for:
Adviser fees, net	4,783,889
Investments purchased	16,109,185
Professional fees	303,632
Income tax expense	200,000
Administrative fees	90,114
Custodian fees	55,655
Transfer agent fees	8,940
Accrued expenses and other liabilities	168,706

Total Liabilities (b)	21,828,526

NET ASSETS	$1,876,556,084

NET ASSETS consist of:
Paid-in capital	$1,732,638,999
Total distributable earnings	143,917,085

TOTAL NET ASSETS	$1,876,556,084

Net Assets	$1,876,556,084
Shares of beneficial interest outstanding (unlimited authorization)	73,012,421

Net asset value price per share (Net Assets/Shares Outstanding)	$25.70

(a)	See Note 6. Forward Contracts. Primary risk exposure is foreign currency.
(b)	See Note 10. Restricted Securities for detail of commitments and contingencies related to unfunded commitments.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Operations

For the Year Ended March 31, 2021

Investment Income:
Dividends from non-affiliated investments	$21,610,967
Dividends from affiliated investments	8,136,814
Interest income	7,694,794
Less: foreign taxes withheld	(316,274)

Total Investment Income	37,126,301

Expenses:
Adviser fees (Note 4)	19,084,419
Professional fees	739,044
Interest and Line of Credit expenses	550,848
Administrative fees	588,045
Directors’ fees (Note 4)	236,776
Shareholder reporting fees	338,432
Income tax expense	200,000
Transfer agent fees	155,462
Custodian fees	197,659
Registration fees	58,962
Other expenses	159,347

Total Expenses	22,308,994

Fees waived or reimbursed by Adviser (Note 4)	(250,000)

Net Expenses	22,058,994

Net Investment Income	15,067,307

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on non-affiliated investments	6,699,768
Net realized loss on affiliated investments	(286,533)
Net realized loss on forward foreign currency transactions (a)	(312,047)
Net realized loss on foreign currency transactions	(22,680)

Total Net Realized Gain on Investment Securities and Foreign Currency	6,078,508

Net change in unrealized appreciation on non-affiliated investments and foreign currency	98,394,182
Net change in unrealized appreciation on affiliated investments	37,711,712
Net change in unrealized appreciation on forward foreign currency transactions (a)	(111,764)

Total Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	135,994,130

Net Realized and Unrealized Gain on Investments	142,072,638

Net Increase in Net Assets Resulting from Operations	$157,139,945

(a)	Primary risk exposure is foreign currency contracts.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Changes in Net Assets

	Year Ended March 31, 2021	Year Ended March 31, 2020
Increase in Net Assets
From Operations:
Net investment income	$15,067,307	$29,692,475
Net realized gain on investment securities and foreign currency transactions	6,078,508	245,881
Net change in unrealized appreciation (depreciation) on investments and foreign currency	135,994,130	(58,705,146)

Net Increase (Decrease) in Net Assets Resulting From Operations	157,139,945	(28,766,790)

Distributions to Shareholders from:
Net investment income and net realized gains	(8,752,978)	—
Return of capital	(41,932,826)	(52,510,116)

Total Distributions	(50,685,804)	(52,510,116)

Capital Share Transactions:
Shares issued	464,917,118	537,095,638
Reinvested dividends	10,241,262	11,264,707
Shares redeemed	(319,079,947)	(177,251,541)

Net Increase in Net Assets
Resulting From Capital Share Transactions	156,078,433	371,108,804

Total Increase in Net Assets	262,532,574	289,831,898

Net Assets:
Beginning of Period	1,614,023,510	1,324,191,612

End of Period	$1,876,556,084	$1,614,023,510

Share Transactions:
Shares sold	18,529,824	21,014,100
Shares issued in reinvestment of dividends	415,198	443,351
Shares redeemed	(12,906,447)	(6,950,074)

Net Increase in Shares of Beneficial Interest Outstanding	6,038,575	14,507,377

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Statement of Cash Flows

For the Year Ended March 31, 2021

Cash Flows Used In Operating Activities:
Net increase in net assets resulting from operations	$157,139,945
Adjustments to Reconcile Net Increase in Net Assets Resulting From Operations to Net Cash Used in Operating Activities:
Purchases of investment securities	(558,835,480)
Proceeds from disposition of investment securities	473,033,887
Net purchases of short-term investment securities	(29,442,032)
Change in net unrealized appreciation on securities and forward foreign currency	(135,994,130)
Net realized gain from investments sold and forward foreign currency transactions	(6,078,508)
Net amortization/(accretion) of premium/(discount)	1,275,842
Increase in dividends and interest receivable	(916,273)
Decrease in reclaims receivable	7,189
Increase in prepaid expenses	(15,997)
Decrease in Adviser fees payable	(50,818)
Decrease in administrative fees payable	(127,086)
Increase in professional fees payable	47,076
Decrease in custodian fees payable	(8,842)
Decrease in transfer agent fees payable	(35,963)
Increase in income tax expense payable	200,000
Increase in accrued expenses and other liabilities	123,068

Net Cash Used in Operating Activities	(99,678,122)

Cash Flows From Financing Activities:
Proceeds from shares issued	459,675,767
Payments of shares redeemed	(319,079,947)
Dividends paid (net of reinvestment of dividends)	(40,444,542)

Net Cash Provided by Financing Activities	100,151,278

Effect of exchange rate changes on foreign currency	(165,991)
Net Increase in Cash	307,165

Cash and Foreign Currency:
Beginning of the period	4,129,752

End of the period	$4,436,917

Supplemental Disclosure of Cash Flow Information:
Reinvestment of dividends	10,241,262

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Financial Highlights

	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Period From September 18, 2017 (inception) to March 31, 2018
Net Asset Value, Beginning of Period	$24.10	$25.24	$25.18	$25.00
Income from Investment Operations:
Net investment income(a)	0.23	0.50	0.58	0.17
Net realized and unrealized gain (loss)	2.12	(0.75)	0.26	0.11

Total from investment operations	2.35	(0.25)	0.84	0.28

Less Distributions:
From net investment income	(0.13)	—	(0.28)	(0.02)
From return of capital	(0.62)	(0.89)	(0.50)	(0.08)

Total Distributions	(0.75)	(0.89)	(0.78)	(0.10)

Net Asset Value, End of Period	$25.70	$24.10	$25.24	$25.18

Total Return Based on Net Asset Value	9.35%	(1.08%)	3.64%	1.12	%(b)

Ratios and Supplemental Data
Net Assets at end of period (000’s)	$1,876,556	$1,614,024	$1,324,192	$802,734
Ratios of gross expenses to average net assets	1.34%	1.30%	1.33%	1.36	%(c)
Ratios of net expenses to average net assets	1.33%	1.30%	1.33%	1.36	%(c)
Ratios of net investment income to average net assets	0.91%	1.99%	2.18%	1.26	%(c)
Portfolio turnover rate	27.95%	34.42%	18.04%	18.09	%(b)

(a)	Per Share amounts are calculated based on average outstanding shares. (b) Not annualized.
(c)	Annualized.

See accompanying notes to financial statements.

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2021

NOTE 1. ORGANIZATION

Versus Capital Real Assets Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. The Fund’s investment objective is to achieve long-term Real Returns through current income and long-term capital appreciation with low correlation to the broader public equity and debt markets. “Real Returns” are defined as total returns adjusted for the effects of inflation. The Fund attempts to achieve this objective by investing substantially all of its assets in public and private investments in global infrastructure, timberland and agriculture/farmland (“Real Asset Related Investments”). The Fund may also invest in wholly-owned and controlled subsidiaries (the “Subsidiaries”) that will make direct investments into timberland and agriculture/farmland assets. The Fund will maintain voting control of the Subsidiaries. The Subsidiaries will be real estate investment trusts (“Sub-REITs”) and the Fund shall report its investment in the Sub-REITs in accordance with generally accepted accounting principles. Accordingly, the Fund’s investment in the Sub-REITs shall be valued utilizing the fair value principles outlined within the Fund’s valuation Policy. For purposes of the Fund’s leverage and concentration policies under the Investment Company Act, the assets of the Sub-REITs will be consolidated with the assets of the Fund in order to determine compliance with such policies. Any leverage incurred at the Subsidiaries level will be aggregated with the Fund’s leverage for purposes of complying with Section 18 of the Investment Company Act. For purposes of complying with its fundamental and non-fundamental investment restrictions and policies pursuant to Section 8 of the Investment Company Act, the Fund will aggregate its direct investments with the investments of the Subsidiaries. The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has registered an aggregate offering amount of $3 billion. The Fund’s investment adviser is Versus Capital Advisors LLC (the ‘‘Adviser’’).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Investment Income and Securities Transactions - Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income is recorded net of applicable withholding taxes. Interest income is accrued daily. Premiums and discounts are amortized or accreted on an effective yield method on fixed income securities. Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Securities are accounted for on a trade date basis. The cost of securities sold is determined and gains (losses) are based upon the specific identification method.

Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, and are included with the net realized and net change in unrealized gain or loss on investment securities.

For the year ended March 31, 2021, the quarterly average value for forward foreign currency exchange purchase contracts was $1,346,853 and forward foreign currency exchange sale contracts was $4,357,951.

Dividends and Distributions to Shareholders - The Fund will make regular quarterly distributions to shareholders of all or a portion of any dividends or investment income it earns on investments. In addition, the Fund will make regular distributions to the shareholders of all or a portion of capital gains distributed to the Fund by Investment Funds and capital gains earned by the Fund from the disposition of Investment Funds or other investments, together with any dividends or interest income earned from such investments. A portion of any distribution may be a return of capital or from other capital sources. Dividends and distributions to shareholders are recorded on the ex-dividend date.

U.S. Federal Income Tax Information - The Fund intends to qualify each year as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. This policy may cause multiple distributions during the course of the year, which are recorded on the ex-dividend date.

As of and during the year ended March 31, 2021, the Fund recorded a $200,000 expense and related liability for estimated unrecognized tax obligations. The Fund recognizes interest and penalties, if any, related to unrecognized tax obligations as income tax expense in the statement of operations. The Fund identifies its major tax jurisdiction as U.S. Federal.

Dividends from net investment income and distributions from realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2021 (continued)

composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts at fiscal year end based on the tax treatment; temporary differences do not require such reclassification. As of March 31, 2021, permanent differences identified and reclassified among the components of net assets were to increase undistributed net investment income by approximately $25,456,000, to increase accumulated net realized gain by approximately $9,290,000, and to decrease paid-in-capital by approximately $34,746,000.

For the year ended March 31, 2021, tax character of the distribution paid by the Fund was approximately $8,753,000 of ordinary income dividends and approximately $41,933,000 of return of capital. For the year ended March 31, 2020, the tax character of the distribution paid by the Fund was approximately $52,510,000 of return of capital. Distribution from net investment income and short-term capital gains are treated as ordinary income for federal income tax purposes.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses. As of March 31, 2021, the Fund had $4,107,000 of capital loss carryovers available to offset future capital gains. For the year ended March 31, 2021, the Fund did not utilize any capital loss carryovers.

Under federal tax law, capital and qualified ordinary losses realized after October 31 and December 31, respectively, may be deferred and treated as having arisen on the first day of the following fiscal year. For the fiscal year ended March 31, 2021, the Fund elected to defer approximately $9,058,000 in qualified late year losses.

As of March 31, 2021, the gross unrealized appreciation and depreciation and net unrealized appreciation on a tax basis were approximately $178,547,000, ($21,514,000) and $157,033,000, respectively. The aggregate cost of securities for federal income tax purposes at March 31, 2021, was approximately $1,724,074,000.

Guarantees and Indemnifications - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown and this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund would expect the risk of loss to be remote.

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities (disclosure of contingent assets and liabilities) at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. SECURITES VALUATION

Consistent with Section 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:

Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).

Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by the Adviser to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Fund’s Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at their closing NAV.

Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing

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Notes to Financial Statements

March 31, 2021 (continued)

may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCRIEF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:

•

Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party on an annual basis. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.

•

Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.

The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.

For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Investment Fund and may clarify or validate the reported information with the applicable manager of the Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Funds’ valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The March 31, 2021 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its March 31, 2021 NAV calculation.

Sub-REIT Investments - The Fund has adopted procedures pursuant to which the Fund will value its investments in the Sub-REITs at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Institutional Investment Funds. At March 31, 2021, Versus Capital Real Assets Sub-REIT LLC owns an alfalfa property in Bent County, Colorado fair valued at approximately $17.3 million and almond properties in Placer and Sutter counties in California fair valued at approximately $20.9 million. At March 31, 2021, Versus Capital Real Assets Sub-REIT II owns a citrus property in Collier County, Florida fair valued at approximately $40.0 million and a hazelnut property in Benton County, Oregon fair valued at approximately $20.6 million.

Private Debt Investments - The Fund’s Board has approved procedures pursuant to which the Adviser and the Board will use their best efforts to ensure that the value of each private debt instrument is adjusted based on the Adviser’s estimate of what actual fair value would be under current market conditions. The Adviser will evaluate each private debt investment’s fair value based on numerous factors, including but not limited to changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2021 (continued)

investments at the lesser of their amortized cost or the high end of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Adviser may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Adviser’s Valuation Committee will fair value the investment. In its fair valuation assessment process, the Adviser’s Valuation Committee may consider any information it deems appropriate including as received directly from the borrower, an Investment Manager that the Fund has a relationship with who is also an investor in the private debt investment, or other external valuation consultants. Any such fair valuation determinations will be made in good faith by the Adviser’s Valuation Committee and may be based upon an internally developed pricing model, subject to the review and ratification of the Board’s Valuation Committee.

Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.

Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – unadjusted quoted prices in active markets for identical securities

•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of March 31, 2021 is as follows:

	Total Fair Value at 03/31/2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Private Investment Funds (Sub-REIT)*	$101,278,266	$—	$—	$101,278,266
Common Stocks*	368,214,656	228,755,002	139,459,654	—
Real Estate Investment Trust*	25,840,955	25,840,955	—	—
Corporate Debt*	62,822,949	—	59,312,993	3,509,956
Private Debt*	50,695,000	—	—	50,695,000
Short-Term Investments*	134,377,467	134,377,467	—	—
Other financial instruments (Forward foreign currency exchange contracts)*	8,017	—	8,017	—

Subtotal	743,237,310	$388,973,424	$198,780,664	$155,483,222

Private Investment Funds (held at NAV)*	1,137,877,449

Total	$1,881,114,759

*	See Portfolio of Investments for industry breakout.

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Notes to Financial Statements

March 31, 2021 (continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

			Private Investment
	Total at 03/31/2021	Corporate Debt	Fund	Private Debt

Balance as of 03/31/2020	$257,001,260	$15,452,457	$93,301,370	$148,247,433
Transfer out of level 3	(9,386,589)	(9,386,589)	—	—
Net purchases (sales)	(108,969,043)	(6,021,610)	300,000	(103,247,433)
Accretion and Amortization	(265,339)	4,958	—	(270,297)
Realized loss	(2,337,175)	(402,137)	—	(1,935,038)
Change in unrealized gain/loss	19,440,108	3,862,877	7,676,896	7,900,335

Balance as of 03/31/2021	$155,483,222	$3,509,956	$101,278,266	$50,695,000

The transfer out of level 3 is into level 2 for securities that are no longer valued via single broker quote. For the year ended March 31, 2021, the total change in unrealized gain on Level 3 securities still held at the end of the reporting period was $14,569,145.

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at March 31, 2021:

Category	Total Fair Value at 03/31/2021	Valuation Technique	Unobservable Input	Input Range

Corporate Debt	$3,509,956	Single Broker Quote	Quoted Price	$99.50
Private Investment Funds	38,858,591	Appraised Value	Cap Rates	3.89% - 7.0%
Private Investment Funds	62,419,675	Appraised Value	Discount Rate	7.0% - 9.5%
Private Debt	50,695,000	Discounted Cash Flow	Discount Rate	4.50%

Balance as of 03/31/2021	$155,483,222

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Management Agreement, Versus Capital Advisors LLC serves as the investment adviser to the Fund. For its services under this agreement, the Fund pays the Adviser an Investment Management Fee at an annual rate of 1.15% of the Fund’s NAV, which accrues daily based on the net assets of the Fund and is paid quarterly. The Fund incurred fees to the Adviser of $19,084,419 for the year ended March 31, 2021.

The Adviser also voluntarily agreed to reimburse $250,000 of Fund expenses during the year ended March 31, 2021, related to the Fund’s income tax expense incurred and the additional work required with respect to the Fund’s tax return filings. This reimbursement is not subject to future recoupment.

The Adviser has retained the services of the following sub-advisers for the Fund: Brookfield Public Securities Group LLC and Lazard Asset Management LLC. The sub-advisers each manage a specified portion of the Fund’s assets to be invested in domestic and international public and private securities, such as common equities, preferred shares and debt investments associated with real assets (including secured debt and mezzanine financing). The Adviser incurred fees to the Investment Managers of approximately $1,827,000 for the year ended March 31, 2021. Fees paid to sub-advisers are based on the average net assets that they manage at an annual rate up to 0.60% and are paid by the Adviser from its Investment Management Fee.

Foreside Funds Distributors LLC, (the “Distributor”) serves as the Fund’s statutory underwriter and facilitates the distribution of Shares.

The Fund pays each Independent Director a fee per annum. In addition, the Fund reimburses each of the Independent Directors for travel and other expenses incurred in connection with attendance at meetings; provided, however, that if more than three board meetings require out-of-town travel time, such additional travel time may be billed at the rate set forth in the Board of Directors Retainer Agreement or as amended by action of the Board from time to time. Each of the Independent Directors is a member of all Committees. The Chairman of the Audit Committee receives an additional fee per annum. Other members of the Board and executive officers of the Fund receive no compensation. The Fund also reimburses the Adviser for a portion of the compensation that it pays to the Fund’s Chief Compliance Officer.

NOTE 5. MARKET RISK FACTORS

The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:

General Market Fluctuations May Affect the Fund’s Returns. At times, the Fund’s investments in Institutional Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

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Notes to Financial Statements

March 31, 2021 (continued)

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the owner ship of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Institutional Investment Funds.

Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Institutional Investment Funds.

Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of an Institutional Investment Fund.

Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.

Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.

Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). This is especially true under current conditions because interest rates and bond yields are near historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.

Market Disruption and Geopolitical Risk. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, tariffs and trade wars, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested. Likewise, natural and environmental disasters, epidemics or pandemics, and systemic market dislocations may be highly disruptive to economies and markets. For example, an outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. The impact of this outbreak has caused significant market volatility and declines in global financial markets and may continue to adversely affect global and national economies, the financial performance of individual issuers, borrowers and sectors, and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The COVID-19 pandemic and its effects could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates, and adverse effects on the values and liquidity of securities or other assets. The foregoing could impair the Fund’s ability to maintain operational standards, disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund. Other epidemics or pandemics that arise in the future may have similar impacts.

NOTE 6. FORWARD CONTRACTS

The Fund may use forward contracts for hedging exposure to foreign currencies. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, may reduce the Fund’s exposure to changes in the value of the currency it will deliver and increase its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2021 (continued)

the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. Contracts to sell foreign currency would limit any potential gain that might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial.

The following table presents the Fund’s assets and liabilities by counterparty related to forward foreign exchange contracts at March 31, 2021:

Counterparty	Asset - Unrealized Appreciation	Liability - Unrealized Depreciation

HSBC Bank USA	$95,292	$94,356
JP Morgan	21,130	14,049

Total	$116,422	$108,405

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended March 31, 2021, the purchases and sales of investment securities, excluding short-term investments and U.S. Government securitieswere approximately $565,672,000 and $430,447,000, respectively. For the year ended March 31, 2021, the purchases and sales of US Government securities were approximately $2,700,000 and $9,220,000, respectively.

NOTE 8. REPURCHASE OFFERS

The Fund has a fundamental policy that it will make quarterly Repurchase Offers for no less than 5% of its shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements (as discussed below), and that each quarterly repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (defined below), or the next Business Day if the 14th is not a Business Day (each a “Repurchase Pricing Date”). In general, the Repurchase Pricing Date occurs on the Repurchase Request Deadline and settlement occurs 3 days later. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the NYSE on the Repurchase Pricing Date.

Shareholders will be notified in writing about each quarterly Repurchase Offer, how they may request that the Fund repurchase their shares and the Repurchase Request Deadline, which is the date the Repurchase Offer ends. The Repurchase Request Deadline will be determined by the Board. The time between the notification to shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days. The repurchase price of the shares will be the NAV as of the close of regular trading on the NYSE on the Repurchase Pricing Date. Payment pursuant to the repurchase will be made to the shareholders within seven days of the Repurchase Pricing Date (the “Repurchase Payment Deadline”). Certain authorized institutions, including custodians and clearing platforms, may set times prior to the Repurchase Request Deadline by which they must receive all documentation they may require relating to repurchase requests and may require additional information. In addition, certain clearing houses may allow / require shareholders to submit their tender request only on the Repurchase Request Deadline.

Shares tendered for repurchase by shareholders prior to any Repurchase Request Deadline will be repurchased subject to the aggregate repurchase amounts established for that Repurchase Request Deadline. Repurchase proceeds will be paid to shareholders prior to the Repurchase Payment Deadline.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% of the total number of shares outstanding on the Repurchase Request Deadline.

If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer, the Fund may, in its sole discretion (i) repurchase the tendered Shares on a pro rata basis or (ii) increase the number of Shares to be repurchased by up to 2% of the Fund’s outstanding Shares. If Share repurchase requests exceed the number of Shares in the Fund’s Repurchase Offer plus 2% of the Fund’s outstanding Shares, the Fund is required to repurchase the Shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares before prorating other amounts tendered. Because of the potential for proration, tendering shareholders may not have all of their tendered Shares repurchased by the Fund.

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Notes to Financial Statements

March 31, 2021 (continued)

Results of the Fund’s Repurchase Offers during the year ended March 31, 2021 are as follows:

Repurchase Request Deadline/Pricing Date	Repurchase Offer Amount (Percentage)	Repurchase Offer Amount (Shares)	Shares Tendered for Repurchase	Percentage of Tendered Shares Repurchased*	Value of Repurchased Shares*

May 15, 2020	5%	3,401,838	4,205,587	100%	$101,144,374
August 14, 2020	5%	3,332,142	2,882,785	100%	$71,204,783
November 13, 2020	5%	3,376,871	2,281,333	100%	$56,885,882
February 19, 2021	5%	3,533,682	3,534,418	100%	$89,844,908

*	Includes a voluntary increase above the May 15, 2020 and February 19, 2021 Repurchase Offer Amount, as allowed by Rule 23c-3 of the 1940 Act.

NOTE 9. LINE OF CREDIT

Effective May 3, 2021, the Fund renewed its line of credit (“LOC”) with Zions Bancorporation, N.A. dba Vectra Bank Colorado (“Vectra”) increasing its borrowing capacity from $70 million to $90 million. Borrowings, if any, under the Vectra arrangement bear interest at the one month LIBOR Rate plus 1.5% at the time of borrowing with a minimum interest rate of 2.50%. The Fund did not incur interest expense during the year ended March 31, 2021. In addition, the Fund incurs a Non-Utilization Fee equal to 0.375% on the portion of the LOC not being used and certain other organization and structuring fees (the “Other LOC Fees”). The Fund incurred Other LOC Fees equal to approximately $551,000 during the year ended March 31, 2021. As collateral for the lines of credit, the Fund would grant Vectra a first position security interest in and lien on securities held by the Fund in a collateral account.The Fund’s outstanding borrowings from the LOC were $0 at March 31, 2021, and the Fund complied with all covenants of the LOC during the year ended March 31, 2021.

NOTE 10. RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as a practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund’s Prospectus.

As of March 31, 2021, the Fund invested in the following restricted securities:

Security(a)	Acquisition Date(b)	Shares/Par	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000s)(c)	%of Net Assets	Redemption Notice(d)

AMP Capital Diversified Infrastructure Trust	12/19/2017	32,131,871	$25,005	$26,025	$—	1.4%	(e)
AMP Capital Infrastructure Debt Fund III	9/18/2017	—	22,246	21,541	—	1.2%	(f)
Blackstone CQP Common Holdco LP	9/27/2018	50,000,000	50,946	50,695	—	2.7%	(g)
Blackstone Infrastructure Partners LP	3/31/2019	16,923	16,705	18,900	30,231	1.0%	(h)
BTG Pactual Open Ended Core US Timberland Fund LP	9/18/2017	136,065	140,000	165,885	5,000	8.8%	(i)
Ceres Farmland Holdings LP	11/6/2017	—	120,000	137,300	15,000	7.3%	(j)
Global Diversified Infrastructure Fund	9/18/2017	24,112,380	39,459	40,267	20,000	2.2%	(k)
Hancock Timberland and Farmland Fund LP	9/18/2017	49,115	50,000	50,985	—	2.7%	(l)
Harrison Street Social Infrastructure Fund LP	7/2/2018	146,376	150,000	170,282	—	9.1%	(m)
IFC Core Farmland Fund LP(n)	10/25/2019	64,592	65,187	65,900	84,527	3.5%	(o)
IFM Global Infrastructure Fund (Offshore) LP	9/28/2018	—	49,768	56,570	—	3.0%	(p)
IFM US Infrastructure Debt Fund, LP	9/28/2018	—	15,016	14,073	—	0.8%	(q)
IIF Hedged LP	9/18/2017	57,078,123	53,130	55,041	—	2.9%	(r)
Jamestown Timberland Fund(n)	7/2/2018	80,774	85,022	93,873	—	5.0%	(s)
Nuveen - Global Farmland Fund	7/28/2020	14,045	13,712	13,841	61,288	0.7%	(t)
RMS Evergreen Forestland Fund LP	9/18/2017	—	80,000	78,526	—	4.2%	(u)
UBS AgriVest Farmland Fund, Inc.	7/1/2019	22,579	44,929	45,567	—	2.4%	(v)
US Core Farmland Fund LP(n)	9/18/2017	67,076	75,000	83,301	—	4.4%	(w)
Versus Capital Real Assets Sub-REIT LLC	9/29/2017	—	36,852	38,859	—	2.1%	(x)
Versus Capital Real Assets Sub-REIT II LLC	7/25/2019	—	56,650	62,420	—	3.3%	(x)

Total			$1,189,627	$1,289,851	$216,046	68.7%

(a)	The securities include Investment Funds, debt securities, and wholly-owned REIT subsidiaries (sub-REIT). The Investment Funds are organized to serve as a

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2021 (continued)

collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The principal investment objective of the Investment Funds is to generate attractive, predictable investment returns from a target portfolio of low-risk equity investments in income-producing real assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of shares. The Fund’s debt securities are private loans made to the owners of infrastructure related assets. The principal investment objective of the debt securities is to generate a stable income stream of attractive and consistent cash distributions. The Fund has invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets. The principal objective of the sub-REITs is to generate attractive, predictable investment returns from a target portfolio of direct investments in primarily income-producing timberland and agriculture/farmland assets while maximizing the total return to shareholders through cash dividends and appreciation in the value of the assets.

(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	At March 31, 2021, the Fund has an additional outstanding unfunded commitment of $60 million related to a new investment Fund.
(d)	The restricted securities provide for redemption subject to certain lock-up and notice periods listed.
(e)	The fund does not have formal redemption notice or lockup periods and generally attempts to pay within 12 months of receiving the redemption request.
(f)	Closed-end fund which terminates February 12, 2026 subject to two additional one year extensions at the discretion of the fund’s manager. The fund does not provide for interim redemptions.
(g)	Private debt investment.
(h)

Following the later of: (i) the three-year anniversary of each date on which a Limited Partner acquires Units; and (ii) the six-year anniversary of the date of the Initial Closing; a Limited Partner may request redemptions quarterly upon 90 days written notice.

(i)	Two-year lock-up; redemptions are provided quarterly with 90 days prior written notice.
(j)

Two-year lock-up for the initial capital contribution and then each subsequent contribution is subject to a lock up of the later of i.) the initial capital contribution date ii.) one-year from such contribution. The notice period for redemption is annually and must be submitted by September 30th in any given year.

(k)

Shares are subject to an initial lockup period of three-years from date of acquisition. Notification period of six months is required with redemption dates falling on March 31st and September 30th of each year.

(l)	Shares are subject to an initial lockup period of three-years from date of acquisition. The notice period for redemption is annually and must be submitted by April 30th in any given year.
(m)

Shares are subject to an initial lockup period of four-years; notification of at least 90 days prior to the last calendar day of the applicable calendar quarter for which the redemption request is to be effective.

(n)	The Fund owns a non-voting majority interest in this private investment fund.
(o)	Shares are subject to a five-year lock-up for the initial capital commitment. Thereafter, the Fund will repurchase shares upon six months advanced notice of a redemption request.
(p)	Initiating the redemption process requires a written notification 45 days prior to quarter end.
(q)	Shares are subject to an initial lockup period of one-year; with 60 day written notice.
(r)	There are two redemption election periods per year which occur from May 15th to June 30th and from November 15th to December 31st.
(s)

Shares are subject to an initial lockup period of four-years from the date of acquisition. A redemption request is first effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.

(t)

Shares are subject to a three-year lock up from issuance date. Thereafter, they are generally eligible for redemption as of March 31 of each year for notifications received by December 31 of the prior year.

(u)	Shares are subject to an initial lockup period of three-years from date of acquisition. Investment redemption requests will be processed on a semiannual basis on June 30 and December 31 of each year.
(v)

The Fund will endeavor to honor redemption requests promptly after the end of each quarter upon receipt of a written redemption request 60 days prior to the end of that quarter. The Fund submitted a partial redemption request prior to March 31, 2021, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.

(w)

Shares are subject to an initial lockup period of three-years from date of acquisition. A redemption request is effective as of the last day of the first full calendar quarter after the quarter in which the investor delivers the redemption notice.

(x)	The security is a wholly-owned REIT subsidiary of the Fund and has no redemption provisions.

NOTE 11. AFFILIATED ISSUERS

The following table lists each issuer owned by the Fund that may be deemed an “affiliated company” under the 1940 Act, as well as transactions that occurred in the security of such issuer during the year ended March 31, 2021:

VERSUS CAPITAL REAL ASSETS FUND LLC

Notes to Financial Statements

March 31, 2021 (continued)

Affiliated Investment	Value at 03/31/20	Purchases	Income Distribution	Sales		Realized Gain/Loss	Change in App/Dep	Value at 03/31/21	Shares Held at 03/31/21
BTG Pactual Open Ended Core US Timberland Fund LP	$155,909,960	$—	$3,181,596	$—		$—	$9,974,729	$165,884,689	136,065
Harrison Street Social Infrastructure Fund LP(a)	159,327,935	—	—	—		—	10,954,547	170,282,482	146,376
IFC Core Farmland Fund LP	24,142,766	45,122,400	2,049,692	(3,699,246)		(286,533)	620,215	65,899,602	64,592
Jamestown Timberland Fund.	69,100,584	18,500,000	—	—		—	6,272,599	93,873,183	80,774
US Core Farmland Fund LP	81,088,363	—	2,005,526	—		—	2,212,726	83,301,089	67,076
Versus Capital Real Assets Sub-REIT LLC	35,421,620	900,000	—	—		—	2,536,971	38,858,591	—
Versus Capital Real Assets Sub-REIT LLC II	57,879,750	—	900,000	(600,000	)(b)	—	5,139,925	62,419,675	—

Total	$582,870,978	$64,522,400	$8,136,814	$(4,299,246)		$(286,533)	$37,711,712	$680,519,311

(a)	Affiliated company during the reporting period, but not at March 31, 2021.
(b)	Represents a return of capital distribution.

NOTE 12. RECENT ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Adviser is currently evaluating the impact, if any, of the ASU on the Fund’s financial statements.

In April 2020, the SEC issued a final rule entitled “Securities Offering Reform for Closed-End Investment Companies” (the “Release”) containing amended rules and forms intended to streamline the registration, communications and offering practices for business development companies and registered closed-end investment companies (“registered CEFs”), including interval funds and tender offer funds. Among its provisions, the Release amends Form N-2 to extend a Management Discussion of Fund Performance disclosure requirement to the annual reports of all registered CEFs and also mandates the inclusion of a Fee and Expense Table, Share Price Data information and a Senior Securities Table, all of which are currently contained in a registered CEF’s prospectus, in its annual report. The Release’s rule and form amendments became effective August 1, 2020, with the new annual report requirements effective in August 2021. The Adviser is currently evaluating the impact, if any, of the Release on the Fund’s fiscal 2022 annual report.

In December 2020, the SEC adopted a final rule (Rule 2a-5) under the 1940 Act addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule is March 8, 2021. The SEC adopted an eighteen-month transition period beginning from the effective date for the new rule. The Adviser is currently evaluating the impact if any on the financial statements.

NOTE 13. SUBSEQUENT EVENTS

The Fund offered to repurchase 5% of its outstanding shares, representing 3,583,753 shares, with respect to its May 21, 2021 Repurchase Offer. Shareholders actually tendered 2,618,986 total shares for repurchase. The Fund repurchased 100% of total tendered shares, representing approximately $68 million.

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there are no additional subsequent events to report.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

SECURITY PROXY VOTING

The Fund’s policy is to vote its proxies in accordance with the recommendations of management. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 280-1952 and on the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, which has replaced Form N-Q, within 60 days after the end of the period. Copies of the Fund’s Forms N-PORT are available without a charge, upon request, by contacting the Fund at (866) 459-2772 and on the SEC’s website at http://www.sec.gov.

DIVIDEND REINVESTMENT PLAN

All distributions paid by the Fund will be reinvested in additional Shares of the Fund unless a shareholder “opts out” (elects not to reinvest in Shares), pursuant to the Fund’s Dividend Reinvestment Policy. A shareholder may elect initially not to reinvest by indicating that choice on a shareholder certification. Thereafter, a shareholder is free to change his, her or its election on a quarterly basis by contacting BNY Mellon (or, alternatively, by contacting the Selling Agent that sold such shareholder his, her or its Shares, who will inform the Fund). Shares purchased by reinvestment will be issued at their NAV on the ex-dividend date. There is no Sales Load or other charge for reinvestment. The Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions. The automatic reinvestment of dividends and capital gain distributions does not relieve participants of any U.S. federal income tax that may be payable (or required to be withheld) on such distributions.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

DIRECTORS

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The address, age, and descriptions of their principal operations during the past five years are listed below for each director of the Fund. The Fund has divided the directors into two groups: Independent Directors and directors who are “interested persons”, as defined in the Investment Company Act (“Interested Directors”):

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director

Independent Directors (4)

Robert F. Doherty; Age 56	Independent Director	Since inception	Chief Financial Officer of Sustainable Living Partners (2018 - present); Partner of Renova Capital Partners (2010 - present); Chief Financial Officer of Ensyn Corporation (2013-2018).	2	0

Jeffry A. Jones; Age 62	Independent Director	Since inception	Principal of SmithJones (Real Estate) (August 2008 - present).	2	0

Richard J. McCready; Age 62	Lead Independent Director	Lead Independent Director (February 2020 - present); Independent Director since inception	President of The Davis Companies (2014 - present).	2	0

Paul E. Sveen; Age 59	Independent Director	Since inception	Chief Financial Officer of Beam Technologies (February 2020 - present): Chief Financial Officer of Paypal’s merchant lending platform (2018 - present); Chief Financial Officer of Swift Financial (2016 - 2018); Managing Partner of Pantelan Real Estate Services LLC (2013 - 2016).	2	0

Interested Directors (5)

William R. Fuhs, Jr.; Age 52	Director; President	Since inception	President of Versus Capital Multi-Manager Real Estate Income fund LLC (2016 - present); President of the Adviser (2010 - present); Chief Financial Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 - 2016); Chief Financial Officer of the Adviser (2010 - 2016).	2	0

Casey Frazier; Age 43	Chair of the Board; Director; Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser (2011 - present); Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 - present).	2	0

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held by Director
Mark Quam; Age 51	Chief Executive Officer	Since inception	Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC (2011 - present); Chief Executive Officer of the Adviser (2010 - present).	2	0

(1) The address of each member of the Board is: c/o Versus Capital Real Assets Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

(2) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(3) The term “Fund Complex” as used herein includes the Fund and Versus Capital Multi-Manager Real Estate Income Fund LLC.

(4) “Independent Directors” means members of the Board who are not “interested persons” of the Fund, the Adviser, the Securities Sub-Advisers, the Distributor, or any affiliate of the Fund, the Adviser, the Securities Sub-Advisers or the Distributor, as defined by the Investment Company Act (the “Independent Directors”).

(5) “Interested Directors” means members of the Board who are “interested person,” as defined in the Investment Company Act, because of such person’s affiliation with the Fund (the “Interested Directors”).

OFFICERS

The address, age, and a description of principal occupations during the past five years are listed below for each officer of the Fund.

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years

Mark D. Quam; Age 51	Chief Executive Officer	Since inception	Chief Executive Officer of the Adviser, 2010 to present; Chief Executive Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 2011 to present.

William R. Fuhs, Jr.; Age 52	President	Since inception

President of the Adviser, 2010 to present and Chief Financial Officer of the Adviser, 2010 to 11/2016; Chief Financial Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC 2011 to 01/2016 and President from 01/2016 to present.

Casey Frazier; Age 43	Chief Investment Officer	Since inception	Chief Investment Officer of the Adviser, 2011 to present; Chief Investment Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC, 2011 to present.

Brian Petersen; Age 50	Chief Financial Officer, Treasurer	August 2019

Managing Director, Fund Financial Operations of the Adviser, from 07/2019 to present; Chief Financial Officer and Treasurer of Versus Capital Multi-Manager Real Estate Income Fund LLC, from 08/2019 to present; Senior Vice President of OFI Global Asset Management, Inc., 01/2017 to 05/2019; Vice President of OFI Global Asset Management, Inc., from 02/2007 to 01/2017.

VERSUS CAPITAL REAL ASSETS FUND LLC

Additional Information (Unaudited)

Name, Address and Age (1)	Position(s) Held with Fund	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years

Steve Andersen; Age 44	Chief Compliance Officer and Secretary	October 2018	Chief Compliance Officer of the Adviser and the Fund since October 2018. Secretary of the Fund since December 2018. Chief Compliance Officer of Versus Capital Multi-Manager Real Estate Income Fund LLC since October 2018. Secretary of Versus Capital Multi-Manager Real Estate Income Fund LLC since December 2018. VP Compliance at Janus Henderson Investors August 2017 to August 2018. AVP Compliance at Janus Capital Group January 2016 to August 2017. Senior Compliance Manager at Janus Capital Group August 2011 to January 2016.

Jillian Varner; Age 30	Assistant Secretary	August 2020	Assistant Secretary of the Adviser and the Fund since August 2020; Director of Compliance and Operations of the Adviser (August 2019 – present); Compliance Manager at Janus Henderson Investors (January 2019 – July 2019); Senior Compliance Analyst at Janus Henderson Investors (June 2017 – December 2018); Senior Compliance Associate at Coleman Research Group (July 2013 – May 2017)

(1) The address of each officer of the Fund is: c/o Versus Capital Real Assets Fund LLC, 5555 DTC Parkway, Suite 330, Greenwood Village, Colorado 80111.

(2) Each officer will serve for the duration of the Fund, or until his death, resignation, termination, removal or retirement.

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(d)

The registrant has not, during the period covered by this report, granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, is available on its Internet website at: https://www.versuscapital.com/wp-content/uploads/Versus-Capital-Code-of-Ethics.pdf

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Robert Doherty, who is “independent” for purposes of this Item 3 of Form N-CSR.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $58,750 for 2020 and $58,538 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $6,300 for 2020 and $3,817 for 2021.

The nature of the services include the issuance of consents in conjunction with the registrant’s registration statement filings.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $12,085 for 2020 and $78,355 for 2021.

The nature of the services include the review of federal tax returns, state tax returns, foreign form filing requirements and related Fund tax implications.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $101,420 for 2020 and $86,990 for 2021.

The nature of the services include audit work for and review of federal and state tax returns of the registrant’s non-consolidated Sub-REIT investment subsidiaries.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee has adopted an Audit Committee Charter that governs the Audit Committee’s pre-approval process. The Audit Committee Charter states that the Audit Committee may review and approve in advance any audit or non-audit engagement or relationship between the Fund and the independent auditors, other than “prohibited non-auditing services” (as defined in Section 201 of the Sarbanes-Oxley Act of 2002). The Audit Committee may delegate to the Chairman of the Audit Committee the authority to pre-approve any audit or non-audit services to be provided by the independent auditors up to a maximum of $5,000 so long as it is presented to the full Audit Committee at its next regularly scheduled meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 2.6% for 2020 and 0% for 2021

(c) 0% for 2020 and 2021

(d) N/A

(f)	Not Applicable.

(g)

There were no non-audit fees billed by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years. Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, were $119,805 for fiscal 2020 and $169,162 for fiscal 2021.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING POLICIES AND PROCEDURES

The Fund is a fund of funds that invests primarily in Investment Funds which have investors other than the Fund. The Fund may invest substantially all of its assets in non-voting securities of Investment Funds.

The Fund has delegated voting of proxies in respect of portfolio holdings to Versus Capital Advisors LLC (the “Adviser”), to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. For assets sub-advised by other investment managers (“Sub-Advisers”), the Adviser has delegated its authority to vote proxies to those Sub-Advisers. Investment Funds typically do not submit matters to investors for vote; however, if an Investment Fund submits a matter to the Fund for vote (and the Fund holds voting interests in the Investment Fund), the Adviser will vote on the matter in a way that it believes is in the best interest of the Fund and in accordance with the following proxy voting guidelines (the “Voting Guidelines”):

• In voting proxies, the Adviser is guided by general fiduciary principles. The Adviser’s goal is to act prudently, solely in the best interest of the Fund.

• The Adviser attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values.

• The Adviser, absent a particular reason to the contrary, generally will vote with management’s recommendations on routine matters. Other matters will be voted on a case-by-case basis.

The Adviser applies its Voting Guidelines in a manner designed to identify and address material conflicts that may arise between the Adviser’s interests and those of its clients before voting proxies on behalf of such clients. The Adviser relies on the following to seek to identify conflicts of interest with respect to proxy voting and assess their materiality:

• The Adviser’s employees are under an obligation (i) to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of the Adviser’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of certain designated persons.

• Such designated persons work with appropriate personnel of the Adviser to determine whether an identified conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. The Adviser shall maintain a written record of all materiality determinations.

• If it is determined that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of the conflict.

• If it is determined that a conflict of interest is material, the Adviser may seek legal assistance from appropriate counsel for the Adviser to determine a method to resolve such conflict of interest before voting proxies affected by the conflict of interest. Such methods may include:

•	disclosing the conflict to the Board and obtaining the consent of the Board before voting;
•	engaging another party on behalf of the Fund to vote the proxy on its behalf;
•	engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or
•	such other method as is deemed appropriate under the circumstances given the nature of the conflict;
•	Adviser shall maintain a written record of the method used to resolve a material conflict of interest.

Information regarding how the Adviser and the Sub-Advisers voted the Fund’s proxies related to the Fund’s portfolio holdings during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-200-1878, and is available on the SEC’s website at http://www.sec.gov.

Lazard Asset Management LLC

Global Proxy Voting Policy

A.	Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration

1. Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer and General Counsel, or his designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2. Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.

3. Voting Process

The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:

•	issues relating to the timing or conduct of annual meetings;
•	provisionary financial budgets and strategy for the current year;
•	proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
•

proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and

•	changes to a company’s name.

2. Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if

•	there is no disclosure on the proposed amendments or full text of the amended bylaw; or
•	the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.

3. Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a. Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

A. Lazard has Approved Guidelines generally to vote FOR the following:

•	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors[1];
•	a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
•	a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
•	proposals seeking to de-classify a board;
•	the implementation of director stock retention/holding periods;
•

proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and

•	changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
•

the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

B. Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

•	proposals to require an independent board chair or the separation of chairman and CEO; and
•	establishment of shareholder advisory committees.

1         However, Lazard will vote against proposals to elect or appoint such committee if the company is on the MSCI-EAFE or local main index and (1) a member of executive management would be a member of the committee; (2) more than one board member who is dependent on a major shareholder would be on the committee or (3) the chair of the board would also be the chair of the committee.

C. Lazard has Approved Guidelines generally to vote AGAINST the following:

•	proposals seeking to classify a board
•	the election of directors where the board does not have independent “key committees” or sufficient board independence;
•	non-independent directors who serve on key committees that are not sufficiently independent;
•	proposals relating to cumulative voting;
•

proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;

•

release of restrictions on competitive activities of directors[2] if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties[3].

b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

D. Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

•	proposals to adopt supermajority vote requirements or increase vote requirements;
•	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
•	“blank check” preferred stock.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

2        This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

3        For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

•	proposals to adjourn US meetings;
•	proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
•	efforts to eliminate or restrict right of shareholders to act by written consent; and
•	proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

4. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

E.Lazard has adopted Approved Guidelines to vote FOR:

•	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
•	stock splits and reverse stock splits;
•	investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;[4]
•	requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
•	management proposals to adopt or amend dividend reinvestment plans; and
•	dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.

4        Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c)    disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

F.Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

•	matters affecting shareholder rights, such as amending votes-per-share;
•	management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
•	the use of proceeds and the company’s past share issuances[5];
•	proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
•

loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

G.Lazard has adopted Approved Guidelines to vote AGAINST:

•

changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;

•	the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
•	the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.

5. Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).

H.Lazard has Approved Guidelines generally to vote FOR

•	employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
•	proposals to submit severance agreements to shareholders for approval;
•	annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and

5        Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

•	annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

I.Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

•	restricted stock plans that do not define performance criteria; and
•	proposals to approve executive loans to exercise options.

J.Lazard has Approved Guidelines generally to vote AGAINST:

•	proposals to re-price underwater options;
•	annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
•	annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.

6. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a case by case basis for these proposals.

7. Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

K.Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

However, as a guide, Lazard will generally vote FOR proposals:

•	asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
•	seeking the approval of anti-discrimination policies;
•	which are considered socially responsible agenda items;
•	which improve an investee company’s ESG risk management and related disclosures; and
•	deemed to be in the long-term interests of shareholders.

8. Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:

•	seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
•	seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
•	seek to improve the diversity of the board;
•	seek improved disclosures on the diversity of the board and the wider workforce;
•	seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
•	seek to eliminate or restrict severance agreements, or
•	are deemed to be in the long-term interests of shareholders including Lazard’s clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

•	seek to infringe excessively on management’s decision-making flexibility;
•	seek to establish additional board committees (absent demonstrable need);
•	seek to establish term limits for directors if this is unnecessary;
•	seek to change the size of a board (unless this facilitates improved board diversity);
•	seek to require two candidates for each board seat; or
•	are considered not to be in the long-terms interests of shareholders.

E. Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F. Conflicts of Interest

1. Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2. General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the

Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3. Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer and General Counsel.

a. Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b. Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

G. Other Matters

1. Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer and General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

2. Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan,

Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

H. Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.  Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J.  Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.

Revised As Of March 31, 2020

BROOKFIELD INVESTMENT MANAGEMENT INC. (“BROOKFIELD” OR “PSG”)

PROXY VOTING POLICY AND PROCEDURES

Effective and Approved as of AUGUST 23, 2018

Brookfield Public Securities Group and its subsidiaries (collectively referred to as “PSG”) have adopted this policy and procedures to guide PSG’s voting of proxies related to securities for the client accounts over which PSG has been delegated and/or granted proxy voting authority (“PSG Proxy Voting Policy and Procedures”).

Below is a summary of the PSG Proxy Voting Policy and Procedures, including additional information regarding how environmental, social and governance (“ESG”) factors are considered with respect to relevant proxy voting proposals as detailed in Exhibit A.

Policy

It is the policy of PSG to vote proxies consistent with its fiduciary duty, the PSG Proxy Voting Policy and Procedures, the best interests of its clients (with the economic interests of its clients as the primary consideration), and the PSG Proxy Voting Guidelines (as detailed below).

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS
Proxy Voting Committee

•  PSG’s proxy voting committee (“PSG Proxy Voting Committee”) is responsible for overseeing the proxy voting process and ensuring that PSG meets its regulatory and corporate governance obligations in voting of proxies relating to securities held in client accounts.

•  The PSG Proxy Voting Committee meets regularly with representatives of the Legal, Compliance, Operations, and Investment Teams.

•  PSG has engaged a third- party proxy voting agent, Institutional Shareholder Services Inc. (“ISS”)to act as agent for PSG to vote proxies.

•  The PSG Proxy Voting Committee oversees the third-party proxy voting agent’s compliance with the PSG Proxy Voting Policy and Procedures, including any deviations by the proxy voting agent from the third-party proxy voting guidelines (“PSG Proxy Voting Guidelines”).

•  In connection with PSG’s due diligence of ISS, and the review of ISS’ proxy voting

•  Representatives of the PSG Proxy Voting Committee monitor the actions taken by the third-party proxy voting agent through its online data portal.

•  PSG will, on an annual basis, perform due diligence of ISS to:

○   Address any material deficiencies in the execution of ISS’ duties on behalf of PSG and its client accounts

○   Discuss or propose any changes or

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS
Attached as Appendix A is a list of PSG Proxy Voting Committee members.

guidelines, PSG has determined it is appropriate to adopt the ISS proxy voting guidelines as the basis for how proxy proposals are evaluated and voted upon. PSG believes that by having an independent third party’s framework and analysis to support PSG’s assessments of proxy proposals ensures that all proxy voting decisions are made in the best interests of PSG’s investment clients, including pooled investment funds. The ISS proxy voting guidelines are published annually and permit PSG to review and incorporate current views and thinking with respect to ESG and other matters and enables PSG to follow industry best practices.

additions to the services provided ○ Discuss any material business issues of ISS which may impact the services it provides to PSG.
Administration and Voting of Proxies
Fiduciary duty, objective, and appointment of Agent

•  As an investment adviser that has been granted the authority to vote on portfolio proxies, PSG owes a fiduciary duty to its clients to monitor corporate events and to vote proxies consistent with the best interests of its Clients. In this regard, PSG seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly,

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

PSG generally votes proxies in a uniform manner for its Clients and in accordance with this Policy and Procedures and the PSG Proxy Voting Guidelines.

•  In meeting its fiduciary duty, PSG generally views proxy voting as enhancing the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the PSG Proxy Voting Guidelines dictate a vote be decided on a case-by-case basis, PSG’s primary consideration is the economic interests its Clients.

Material conflicts of interest

•  PSG votes proxies without regard to any other business relationship between PSG and the company to which the proxy relates.

•  PSG will seek to identify material conflicts of interest that may arise between a portfolio company for which it votes proxies (“Company”) and PSG, such as the following relationships:

○   PSG provides or is seeking to provide material investment

•  In each of these situations, voting against the Company management’s recommendation may cause PSG a loss of revenue or other benefit.

•  If ISS provides ESG services to a Company, a conflict of interest may exist which could influence ISS to

•  PSG generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, PSG and the PSG Proxy Voting Committee employ the following procedures, as long as PSG determines that the course of action is consistent with the best interests of the Clients:

○   If the proposal that gives rise to a material conflict is specifically addressed in the

•  Periodically, the Compliance Department will review for conflicts of interest that may exist between its Clients and Companies in its investment universe. If such conflicts are identified, voting records will be reviewed to determine that votes were cast independently, as outlined in the PSG Proxy Voting Policy and Procedures.

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

advisory or other services to a portfolio company or its affiliates whose management is soliciting proxies;

○   PSG serves as an investment advisor to the pension or other investment account of the Company or PSG is seeking to serve in that capacity; or

○   PSG and the Company have a lending or other financial relationship.

•  PSG must identify and assess material conflicts of interest which may arise between ISS and any portfolio company to which ISS provides ESG services. This includes both initial and ongoing assessments (as ISS’s business and/or policies and procedures regarding conflicts of interest may change over time). For the ongoing assessment, PSG will establish and implement measures reasonably designed to identify and address conflicts that may arise, such as by requiring ISS to update PSG of changes to ISS conflict policies and procedures or business changes PSG considers relevant.

recommend voting in accordance with management recommendation.

PSG Proxy Voting Guidelines, PSG will vote the proxy in accordance with the PSG Proxy Voting Guidelines, provided that the Guidelines do not provide discretion to PSG on how to vote on the matter (i.e., case-by-case); or

○   If the previous procedure does not provide an appropriate voting recommendation, PSG may retain an independent fiduciary for advice on how to vote the proposal or the PSG Proxy Voting Committee may direct PSG to abstain from voting because voting on the proposal is impracticable and/or is outweighed by the cost of voting.

Certain foreign securities
• Proxies relating to foreign securities held		• In determining whether to vote proxies subject to such	• At least one member of the PSG

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

by Clients are also subject to the PSG Proxy Voting Policy and Procedures. In certain foreign jurisdictions, however, the voting of proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If PSG votes on the proxy, share- blocking may prevent PSG from selling the shares of the foreign security for a period.

restrictions, PSG, in consultation with the PSG Proxy Voting Committee, considers whether the vote, either or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If PSG votes a proxy, and during the “share-blocking period” PSG would like to sell the affected foreign security, PSG, in consultation with the PSG Proxy Voting Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

Compliance Department will serve as a member of the Proxy Voting Committee.
Fund Board Reporting and Recordkeeping
PSG will maintain and preserve all books and records in accordance with the policies set forth in the PSG and Funds’ Compliance Manual

•  PSG will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

○   any issues arising under the PSG Proxy Voting Policy and Procedures since the last report to the Funds’ Boards of Directors/ Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the PSG Proxy Voting Policy and Procedures; and

○   any proxy votes made

• PSG Books and Records Policy and Procedures • Investment Company Act of 1940 • Investment Advisers Act of 1940

•  PSG will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

○   The PSG Proxy Voting Policy and Procedures, as amended from time to time;

○   records of votes cast with respect to proxies, reflecting the information required to be included in Form N-PX, as applicable;

○   records of written client requests for proxy voting

• See PSG Books and Records Policy and Procedures.

POLICY	CONSIDERATIONS	PUBLIC SECURITIES GROUP CONTROLS	COMPLIANCE TESTS

by PSG on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from the PSG Proxy Voting Policy and Procedures, with reasons for any such deviations.

○   In addition, no less frequently than annually, PSG will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon PSG’s experience under the PSG Proxy Voting Policy and Procedures, evolving industry practices and developments in the applicable laws or regulations.

information and any written responses of PSG to such requests; and

○   any written materials prepared by PSG that were material to making a decision in how to vote, or that memorialized the basis for the decision

Amendments to these procedures

The PSG Proxy Voting Committee shall periodically review and update the PSG Proxy Voting Policies and Procedures as necessary. Any amendments to the PSG Proxy Voting Policy and Procedures (including the PSG Proxy Voting Guidelines) shall be provided to the Boards of Directors of the Brookfield Funds for review and| approval.

PSG Proxy Voting Guidelines
PSG’s Proxy Voting Guidelines are available upon request

Exhibit A

Proxy Voting on Environmental, Social and Governance (“ESG”) Issues

PSG believes that well-governed companies with a demonstrated commitment, not only to their shareholders and creditors, but also to other stakeholders are better positioned to realize long-term value and generate sustainable returns for investors. As such, PSG considers ESG issues to be an important consideration for both investment decision-making and evaluating proxy proposals as prominently reflected in PSG’s Proxy Voting Guidelines.

ESG can cover a broad range of issues under PSG’s Proxy Voting Guidelines. PSG’s approach is to focus on what is in the best interest of PSG’s clients and client accounts, assessing how the proxy voting proposal may enhance or protect shareholder value in both the short and/or long term, within the context of the regulatory environment, the history of the company in addressing the issue, and the company’s approach when compared to its peers. PSG will also consider if additional disclosure is required, and whether doing so would place the company at a competitive disadvantage by revealing proprietary or confidential information.

Due to the nature and complexity of each issue under ESG, PSG generally votes on a case-by-case basis following an analysis of the proxy proposal provided by ISS to the PSG operations team who in turn seek the opinion of the appropriate PSG portfolio management team. Based on a review of ISS’s recommendations, and PSG’s internal analysis, a decision will be made by PSG’s portfolio management team to either vote based on ISS’s voting recommendations or cast a different vote if PSG has identified it would be in the best interest of its clients or client accounts to do so.

PSG’s Proxy Voting Guidelines include the following ESG proxy categories:

•	Animal welfare

•	Charitable contributions

•	Climate change including GHC emissions

•	Consumer Issues including potentially controversial business practices

•	Data security, privacy and internet issues

•	Diversity on Board of Directors

•	Energy efficiency reporting and use of renewable energy

•	Equality of opportunity

•	ESG compensation related proposals

•	Facility and workplace safety

•	Gender identity, sexual orientation and domestic partner benefits

•	General environmental proposals and community impact assessments

•	Genetically modified ingredients

•	Human rights proposals

•	Hydraulic fracturing

•	Lobbying

•	Operations in high-risk markets/areas

•	Operations on environmentally protected areas

•	Outsourcing and offshoring

•	Pharmaceutical pricing and access

•	Political contributions

•	Political ties

•	Product safety, toxic/hazardous materials

•	Recycling

•	Sustainability reporting

•	Tobacco related proposals

•	Water issues

•	Weapons and military sales

Appendix A

PSG Proxy Voting Committee

•	Brian Hourihan - Compliance: PSG CCO

•	Adam Sachs - Compliance: Funds’ CCO

•	Tim McNamara - Compliance

•	Tim Gudex - Operations

•	PJ Runge - Operations

•	Pete Pages - Operations

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)    Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

As of March 31, 2021, the following individuals have primary responsibility for the day-to-day implementation of the registrant’s investment strategy (the “Portfolio Managers”):

Versus Capital Advisors LLC

The management of the Fund’s investment portfolio will be the responsibility of the Adviser and the Adviser’s Investment Committee:

Name	Title	Since	Recent Experience
Casey Frazier, CFA	Chief Investment Officer	Inception	Chief Investment Officer of Versus Capital Advisors. Mr. Frazier is the Chairman of the Versus Investment Committee. He has served as the CIO since joining the Adviser in 2011.
Bill Fuhs	President	Inception	President of Versus Capital Advisors. Mr. Fuhs is a member of the Versus Investment Committee. He has served as the President since joining the Adviser in 2010.
Dave Truex, CFA	Deputy Chief Investment Officer	August 2017

Deputy Chief Investment Officer of Versus Capital Advisors. Mr. Truex is a member of the Versus Investment Committee. He has served as the Deputy CIO since joining the Adviser in 2017. Prior to joining the Adviser, Mr. Truex was a Portfolio Manager for Colorado’s Public Employees Retirement Association.

Sub-Advisers

Lazard Asset Management LLC

The Adviser has engaged Lazard Asset Management, LLC (“Lazard”) a registered adviser under the Advisers Act, to act as an independent sub-adviser to the Fund. Lazard utilizes a team approach with Jai Jacob and Terence Brennan primarily responsible for managing the firm’s multi-asset portfolios.

Name	Title	Since	Recent Experience
Jai Jacob	Managing Director, Portfolio Manager	1998	Mr. Jacob is Managing Director and Portfolio Manager of Lazard. Mr. Jacob has been with the firm since 1998.

Terence Brennan	Managing Director, Portfolio Manager	2016

Mr. Brennan is Managing Director and Portfolio Manager of Lazard. Mr. Brennan has been with the firm since 2016. Prior to joining Lazard, Mr. Brennan was a Portfolio Manager at Deutsche Asset Management.

Brookfield Public Securities Group, LLC

Brookfield Public Securities Group LLC (“Brookfield”) serves as a sub-adviser for the Fund and has been managing real asset related securities for 30 years. Brookfield is a wholly-owned, indirect subsidiary of Brookfield Asset Management Inc. Larry Antonatos is primarily responsible for the day-to-day management of the Fund’s assets allocated to Brookfield.

Name	Title	Since	Recent Experience
Larry Antonatos	Managing Director, Portfolio Manager	2011	Mr. Antonatos is Managing Director and Portfolio Manager for Brookfield. Mr. Antonatos has been with the firm since 2011.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

As of March 31, 2021, the Portfolio Managers listed above are also responsible for the day-to-day management of the following (not including the registrant):

Versus Capital Advisors LLC

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Casey Frazier, CFA	1	$2.5 billion	4	$1.6 million	0	N/A
William Fuhs	1	$2.5 billion	4	$1.6 million	0	N/A
Dave Truex, CFA	1	$2.5 billion	4	$1.6 million	0	N/A

Performance Fee Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account)

Casey Frazier, CFA	0	N/A	0	N/A	0	N/A
William Fuhs	0	N/A	0	N/A	0	N/A
Dave Truex, CFA	0	N/A	0	N/A	0	N/A

Conflicts of Interest

In addition to the Fund, the Adviser provides investment advisory services to the Versus Capital Multi-Manager Real Estate Income Fund LLC, a continuously offered registered closed-end management investment company that has elected to be treated as an interval fund, as well as four charitable pooled income funds, as defined under section 642(c)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively with the Fund, “Client Accounts”). Because there are different fee structures for each Client Account and because the Adviser’s portfolio managers may have investments in one Client Account but not another (or they may invest different amounts in each Client Account), the Adviser’s portfolio managers may have an incentive to dedicate more time and resources or to otherwise favor one Client Account over another. Given the significant differences in the investment objectives of the other Client Accounts, the Adviser expects it to be very rare that the Fund and another Client Account will have overlapping portfolio holdings or that an investment opportunity will be appropriate for both portfolios. The Adviser therefore does not believe that it has material conflicts of interest in allocating investment opportunities to the Fund. Nevertheless, the Adviser has policies and procedures designed to allocate investment opportunities among the Client Accounts on a fair and equitable basis over time. Additional controls are in place to monitor the investment decisions and performance of Client Accounts and to address these and other conflicts of interest. See “Conflicts of Interest – The Adviser, the Sub-Advisers, and the Private Fund Managers” below for an additional discussion of the Adviser’s conflicts of interest.

Sub-Advisers

Lazard Asset Management LLC

As of March 31, 2021, in addition to the Fund, Lazard’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets	Number	Total Assets of Other Accounts
Jai Jacob	7	$760 million	6	$1.6 billion	20	$1.2 billion
Terence Brennan	1	$39 million	1	$1.1 million	0	N/A

Performance Fee-Based Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Jai Jacob	0	N/A	0	N/A	0	N/A
Terence Brennan	0	N/A	0	N/A	0	N/A

Conflicts of Interest

Although the potential for conflicts of interest exists when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund’s investment strategies implemented by Lazard (collectively, “Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts. Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts, including the following:

Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund may be subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund’s investment in an issuer is at a different level of the issuer’s capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund’s and such Similar Accounts’ investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests “long” in the same or similar securities whose market values fall as a result of short-selling activities.

Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

Under Lazard’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Brookfield Public Securities Group, LLC

As of March 31, 2021, in addition to the Fund, Brookfield’s portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets of Other Registered Investment Companies	Number	Total Assets of Other Pooled Investment Vehicles	Number	Total Assets of Other Accounts
Larry Antonatos	4	$1.568 billion	7	$838 million	3	$236 million

Performance Fee Based Fee Accounts

(The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)

Larry Antonatos	0	N/A	3	$454 million	0	N/A

Conflicts of Interest

In the course of our normal business, Brookfield may encounter situations where Brookfield faces a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Brookfield or its personnel diverge from those of a client or when Brookfield or its personnel have obligations to more than one party whose interests are different. In order to preserve its reputation and comply with applicable legal and regulatory requirements, Brookfield believes managing perceived conflicts is as important as managing actual conflicts.

A list of potential conflicts can be found in the Brookfield Public Securities Group LLC’s Form ADV, Part 2A, which can be found at https://www.adviserinfo.sec.gov/Firm/110497.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Versus Capital Advisors LLC

A team approach is used by the Adviser to manage the Fund. The Investment Committee of the Adviser is chaired by Casey Frazier, and includes William Fuhs and David Truex. Mr. Frazier and Mr. Fuhs are founding members of the Adviser and are paid a base salary and a share of the profits, if any, earned in their ownership of the Adviser. Mr. Truex is paid a base salary and a discretionary bonus.

Sub-Advisers

Lazard Asset Management LLC

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Brookfield Public Securities Group, LLC

Brookfield incentivizes its professionals by providing competitive compensation packages designed to strategically align employee, client and firm interests. Compensation packages typically include an attractive and appropriate balance of base salary and cash bonus; investment personnel also receive incentive-oriented compensation tied to client-generated performance fees for certain strategies.

Specifically, investment team member compensation is assessed over an appropriate time horizon (up to three years) and is based on an employee’s investment decisions relative to the performance of his or her respective area of sector/geographical coverage, in addition to the team’s performance relative to the benchmark and on an absolute basis. Team members are incentivized by an annual discretionary bonus, which is largely derived from their long-only product investment decisions. Investment team members share in an additional bonus pool to the extent that the team generates incentive fees in certain strategies.

To aid in retention, portfolio managers, senior analysts and other key personnel receive a portion of their bonus in the form of deferred compensation through Brookfield’s Long-Term Incentive Plan (“LTIP”). LTIP compensation is invested in PSG’s funds with a multi-year vesting schedule. LTIP deferred compensation amounts are approved annually by Brookfield’s Board of Directors. To securely align Brookfield professionals’ interests with those of its clients, the primary factor influencing compensation amount is achievement of client objectives. Relative performance of all strategies and clients is also taken under serious consideration.

(a)(4)	Disclosure of Securities Ownership

Versus Capital Advisors LLC

The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Fund as of March 31, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
William R. Fuhs, Jr.	$500,001-$1,000,000
Casey Frazier	$500,001-$1,000,000
David Truex	$10,001-$50,000

Sub-Advisers

Lazard Asset Management LLC

As of March 31, 2021, Lazard’s portfolio managers did not beneficially own any shares of the Fund.

Brookfield Public Securities Group, LLC

As of March 31, 2021, Brookfield’s portfolio manager did not beneficially own any shares of the Fund.

(b) Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics is filed here.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Versus Capital Real Assets Fund LLC

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	5-27-2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark D. Quam
Mark D. Quam, Chief Executive Officer
(principal executive officer)

Date	5-27-2021

By (Signature and Title)*	/s/ Brian Petersen
Brian Petersen, Chief Financial Officer
(principal financial officer)

Date	5-27-2021

* Print the name and title of each signing officer under his or her signature.